Exhibit 99.2
Fourth Quarter 2007 & 2008 Forecast Earnings Conference Call February 1, 2008

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to customer acceptance or competition, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, changes in economic and market conditions affecting the commercial rental market or the sale of used vehicles, the effect of severe weather events, labor strikes or work stoppages affecting our or our customers' business operations, adequacy of accounting estimates, reserve and accruals particularly with respect to pension, taxes, insurance and revenue, changes in general economic conditions, sudden or unusual changes in fuel prices, availability of qualified drivers, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations including regulations regarding vehicle emissions and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Fourth Quarter 2007 Results Overview Asset Management Update 2008 Forecast Q & A

4th Quarter Results Overview Earnings per diluted share were $1.24 versus $1.08 in 4Q06 4Q07 included a $0.06 benefit related primarily to Canada tax law changes Comparable earnings per diluted share were $1.18, up 9% from $1.08 in 4Q06 Total revenue up 5% (and operating revenue up 4%) as a result of contractual revenue growth in all segments as well as favorable foreign exchange rate movements Fleet Management Solutions (FMS) total revenue up 8% (and operating revenue up 3%) vs. prior year Contractual revenue increased 7% Full service lease revenue grew 7% and contract maintenance revenue grew 10% Commercial rental revenue down 7% Fuel revenue grew 21% Foreign exchange impact accounts for 2 percentage points of total revenue growth of 8% FMS net before tax earnings (NBT) up 8% FMS NBT percent of operating revenue up 60 basis points to 13.4% FMS earnings benefited from improved contractual business performance, and lower expenses for pension, safety and insurance, sales/marketing and depreciation policy changes. Improvements were partially offset by lower commercial rental and used vehicle sales results.

4th Quarter Results Overview (cont'd) Supply Chain Solutions (SCS) total revenue up 1% (and operating revenue up 5%) vs. prior year, reflecting foreign exchange impact and new/expanded business, partially offset by net reporting of customer business previously presented on a gross basis, a previously disclosed automotive plant closure in 2Q07, and reduced activity with certain high-tech customers SCS net before tax earnings (NBT) up 11% SCS NBT percent of operating revenue up 30 basis points to 5.6% SCS earnings positively impacted by improved international results, lower safety and insurance costs and lower incentive-based compensation, partially offset by the impact of reduced activity with certain high-tech customers Dedicated Contract Carriage (DCC) total revenue up 3% (and operating revenue up 3%) vs. prior year due primarily to higher fuel cost pass-throughs DCC net before tax earnings (NBT) up 9% DCC NBT percent of operating revenue up 40 basis points to 8.7% DCC earnings positively impacted by improved operating performance

Key Financial Statistics Fourth Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Comparable earnings per share exclude restructuring recoveries and tax law changes in 2007. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is largely a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions, Except Per Share Amounts)

Key Financial Statistics Full Year (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Comparable earnings per share exclude restructuring costs, property gain and fourth quarter tax law changes in 2007 and tax law changes and pension charge in 2006. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is largely a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions, Except Per Share Amounts)

Business Segment Fourth Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Comparable net earnings exclude restructuring recoveries and fourth quarter tax law changes in 2007. (2) Our primary measure of segment financial performance excludes restructuring and other recoveries/(charges), net and other items including gain on sale of property in 2007 and pension accounting charge in 2006; however, the applicable portion of the restructuring and other recoveries/(charges), net and other items that related to each segment was as follows: FMS - $0.3 and SCS - $0.1 in 2007; FMS - $0.2, SCS - ($0.9) and CSS - ($0.1) in 2006. ($ Millions)

Business Segment Full Year (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Comparable net earnings exclude restructuring costs, property gain and fourth quarter tax law changes in 2007 and tax law changes and pension charge in 2006. (2) Our primary measure of segment financial performance excludes restructuring and other recoveries/(charges), net and other items including gain on sale of property in 2007 and pension accounting charge in 2006; however, the applicable portion of the restructuring and other recoveries/(charges), net and other items that related to each segment was as follows: FMS - $4.5, SCS - ($5.6), DCC - ($1.1) and CSS - ($1.0) in 2007; and FMS - ($5.6), SCS - ($0.9) and CSS - ($0.1) in 2006. ($ Millions)

Capital Expenditures Full Year ($ Millions)

Cash Flow (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment (3) Free Cash Flow excludes acquisitions Full Year ($ Millions)

Debt to Equity Ratio Note: Includes impact of accumulated net pension related equity charge of $148 million as of 12/31/07 and $201 million as of 12/31/06. (1) Non-GAAP financial measure. Total obligations include the present value of minimum lease payments and guaranteed residual values under operating leases of $178 million at 12/31/07 and $78 million at 12/31/06. (2) Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating. (1) (2) ($ Millions)

Contents Fourth Quarter 2007 Results Overview Asset Management Update 2008 Forecast Q & A

Asset Management Update (1) (1) All information presented on this page only is for the U.S. fleet and excludes Canadian and U.K. operations. The number of used vehicles sold in the fourth quarter was 5,365, up 17% compared with prior year Proceeds per unit for tractors and trucks were down 12% and 13%, respectively, in the fourth quarter compared with prior year Excluding wholesaling type activity, retail pricing for tractors and trucks was down 3% and 1%, respectively, from the prior year Units held for sale were 6,434 at quarter end; down 15% from 7,607 units held for sale at the end of the third quarter Units held for sale were down 16% from 7,643 in the prior year Vehicles no longer earning revenue were 6,335 at quarter end; down 1,303 from the end of the third quarter Vehicles no longer earning revenue were down 2,162 vs. prior year driven primarily by a lower used truck center inventory Average total commercial rental fleet was down 12% year-over-year

Contents Fourth Quarter 2007 Results Overview Asset Management Update 2008 Forecast Q & A

2008 Overall Environment Baseline Assumptions Opportunities (+) / Risks (-) Overall economy soft without further weakening Broader economic decline Stable real interest rates Federal funds rates lowered Strength and currency stability in key foreign markets U.S. dollar strengthening (primarily impacts revenue) Positive free cash flow Stronger free cash flow if economy slows Modest Inflation Moderate GDP Growth ? ?

FMS Assumptions Baseline Assumptions Opportunities (+) / Risks (-) Positive lease / contract maintenance revenue momentum from organic sales and closed acquisitions Retention and sales initiatives Potential for softer freight demand Customer fleet downsizing Softening rental demand Fewer miles driven Additional acquisitions Stable used vehicle pricing and improving vehicle residual values with lower inventory levels Declining used vehicle pricing Ongoing maintenance cost reduction initiatives

SCS / DCC Assumptions Baseline Assumptions Opportunities (+) / Risks (-) Stable volumes with existing customers Potential for current customer volume declines and plant closures Focus on customer retention and business development Potential for softer freight demand and reduced new business Grow new geographic markets (i.e. China and others) Increase penetration of consumer goods vertical segment Geographic / industry vertical expansion above baseline Acquisitions Technology investments to enhance product offerings and reduce back office costs

Key Financial Statistics (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Comparable earnings and comparable EPS exclude restructuring costs, property gain, and fourth quarter tax law changes in 2007. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as prior to 2008 it was largely a pass through to customers and the Company realized minimal changes in profitability as a result of fluctuations in subcontracted transportation. (3) Includes impact of net revenue reporting in 2008 for subcontracted transportation revenues previously reported on a gross basis. Note: Earnings per share amounts are calculated independently for each component and may not be additive due to rounding. ($ Millions, Except Per Share Amounts)

Business Segment Revenue (1) Includes fuel revenue. (2) Includes full service lease and contract maintenance. (3) Includes impact of net revenue reporting in 2008 for revenues previously reported on a gross basis. (4) Includes subcontracted transportation revenue.

2008 Causes of EPS Change (1) 2007 Comparable EPS is a non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. 2007 Comparable EPS excludes $0.03 impact from restructuring costs, property gains and fourth quarter tax law changes. ($ Earnings Per Share) - Safety & Insurance Costs - Incentive Compensation $4.21 (1) (0.07) (0.33) 0.21 0.15 0.14 0.13 - 0.28 $4.50 - $4.65 0.06 + Pollock + Lily + $200M Program Rollover + Partial $300M Program - Gains + Carrying Costs

Business Segment Earnings

Segment NBT as % of Operating Revenue [1]

Segment NBT as % of Total Revenue

Full Year


Fleet Management Solutions
15
13
11
9
7
5
7.3
8.2
7.5
11.2
12.4
12.6
12.5
13.0
5.9
6.7
6.0
8.7
9.0
9.0
9.0
9.5
2001
2002
2003
2004
2005
2006
2007
2008 Forecast Midpoint
Supply Chain Solutions
5
3
1
-1
(0.8)
(0.6)
4.2
4.0
3.9
5.3
4.8
5.4
(0.6)
(0.4)
2.9
2.7
2.4
3.1
2.8
4.4
2001
2002
2003
2004
2005
2006
2007
2008 Forecast Midpoint
Dedicated Contract Carriage
9
7
5
6.3
6.1
6.9
5.9
6.7
7.8
8.6
8.9
6.2
6.0
6.8
5.8
6.5
7.5
8.4
8.7
2001
2002
2003
2004
2005
2006
2007
2008 Forecast Midpoint

[1] The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as prior to 2008 it was largely a pass through to customers and the Company realized minimal changes in profitability as a result of fluctuations in subcontracted transportation.

22

Capital Expenditures Full Service Lease: Capital for lease vehicles is committed after contracts are signed with customers 2008 lease capital expenditures include: Replacement spending of $1,015 - $1,045 million Growth spending of $100 - $170 million Growth capital represents an investment which results in $20 - $30 million of incremental 2008 revenue or $40 - $60 million of annualized revenue Commercial Rental: 2008 rental capital expenditures include: Replacement spending of $140 million

Capital Expenditures, Cash Flow & Leverage Full Year (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) Free Cash Flow excludes acquisitions. Acquisitions totaled $75 million in full year 2007 and $91 million in 2008 year-to-date. ($ Millions)

EPS Forecast (1) Non-GAAP financial measure. 2007 Comparable EPS excludes impact from restructuring costs in the third and fourth quarters, property gain in the third quarter and the fourth quarter tax law changes in totaling a $0.03 benefit. ($ Earnings Per Share)

Summary Focus on strong customer retention, new business development and sales/marketing initiatives Continue growth in full service lease/contract maintenance, supply chain solutions and dedicated contract carriage product lines Manage through cyclical impacts in commercial rental product line Utilize balance sheet capacity to support growth and financial leverage targets Sustain focus on cost management and process improvements, while investing in sales and operational capabilities Drive growth from customer outsourcing in contractual product lines while managing through cyclical impacts

Q&A

Appendix Business Segment Detail Central Support Services Balance Sheet Asset Management Financial Indicators Forecast Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS) Fourth Quarter ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs.

Fleet Management Solutions (FMS) Full Year (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs. ($ Millions)

Supply Chain Solutions (SCS) Fourth Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions)

Supply Chain Solutions (SCS) Full Year (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions)

Dedicated Contract Carriage (DCC) Fourth Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions)

Dedicated Contract Carriage (DCC) Full Year (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions)

Central Support Services (CSS) Fourth Quarter ($ Millions)

Central Support Services (CSS) Full Year ($ Millions)

Balance Sheet ($ Millions)

Redeployments Extensions Early Terminations Early Replacements FY02 5650 5313 6253 1094 FY03 4750 4167 4938 967 FY04 4596 3042 5008 1584 FY05 4104 3996 4539 1646 FY06 3572 4360 3839 1890 FY07 4195 4261 4669 1913 Asset Management Update (a) (a) U.S. only (b) Excludes early terminations where customer purchases vehicle (b)

Assets Under Management (a) (a) Assets under management represent the original cost of all vehicles owned and held under lease by Ryder. (b) Excludes impact of foreign exchange movements in 2008. ($ Millions)

Financial Indicators Forecast (1) (1) Obligations to Equity and Assets Under Management include acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters. Significant and predictable cash generation Invest in growth Increase assets under management Increase financial leverage Free Cash Flow 1054 835 949 1091 1381 1183 1255 1692 1605 Total Cash Generated (2) 2000 2001 2002 2003 2004 2005 2008 Forecast Midpoint 2006 2007 Gross Capital Expenditures Free Cash Flow Revenue Earning Equipment 1164 530 471 679 1105 1334 1688 1119 1305 PP&E/Other 125 127 129 46 60 77 71 76 130 $1,289 $600 $725 $1,165 $657 $1,411 $1,195 2000 2001 2002 2003 2004 2005 2008 Forecast Midpoint Memo: Free Cash Flow (2) 131 367 260 140 (231)(3) 375 (270) PP&E/Other $1,760 2006 (444) 2007 $1,435 205 Total Obligations to Equity Ratio (2) Free Cash Flow Total Obligations 3450 2885 2233 1969 1944 2302 2895 2954 3010 Equity 1253 1231 1108 1344 1510 1527 1721 1888 1905 2000 2001 2002 2003 2004 2006 2008 Forecast Midpoint Memo: Assets Under Management 6,928 6,626 6,751 7,301 7,534 8,053 7,030 275% 201% 146% 129% 234% 151% 157% Total Obligations (2) 2005 168% 8,141 2007 158% 8,345 ($ Millions)

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

EPS and Net Earnings Reconciliation ($ Millions or $ Earnings Per Share) * Earnings per share amounts are calculated independently for each component and may not be additive due to rounding

Adjusted Return on Capital Reconciliation (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated using the effective income tax rate for the period exclusive of benefits from tax law changes recognized in 2006 and the fourth quarter of 2007. (4) Represents shareholders' equity adjusted for the tax benefits in those periods. (5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. ($ Millions)

Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (4) Amounts have not been recasted to give effect for the impact of foreign exchange movements on cash for which the impact is not expected to be significant. (5) Free Cash Flow excludes acquisitions. ($ Millions)

Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. ($ Millions)

Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)

Debt to Equity Reconciliation (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)